UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 31, 2006

Cooper Tire & Rubber Company

(Exact name of registrant as specified in its charter)

Delaware	01-04329	34-297750

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lima Avenue, Findlay, Ohio	45840

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(419) 423-1321

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (a) Not applicable.
     (b) On May 31, 2006, Dick Stephens, President, North American Tire Division, decided to retire from Cooper Tire & Rubber Company, effective July 1, 2006. A copy of the press release announcing Mr. Stephens’ decision is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     (c) Not applicable.
     (d) Not applicable.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit

99.1	Press Release dated June 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
	By:	/s/ James E. Kline

	Name:	James E. Kline Title: Vice President, General Counsel and Secretary
Dated: June 1, 2006

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press Release dated June 1, 2006.

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